UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-16755 (Commission File Number)	84-1592064 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I.	ITEM 7.01 REGULATION FD DISCLOSURE.

II. The Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that Archstone-Smith will present to current and prospective investors and analysts who may be interested in Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on November 17, 2004. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the securities act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

III.	ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1	Management’s presentation at the NAREIT Conference in Los Angeles, CA on November 17 and 18, 2004.

(Signature Page Follows)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: November 17, 2004	By:	/s/ R. Scot Sellers

Name: R. Scot Sellers
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Management’s presentation at the NAREIT Conference in Los Angeles, CA on November 17 and 18, 2004.